                                                                   EXHIBIT 10.18

                             INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (this "Agreement") is made as of this _____ day of __________, 199_, by and between HARVEYS CASINO RESORTS, a Nevada corporation (the "Company"), and ________ ("Indemnitee").

     WHEREAS, the Company and Indemnitee recognize the difficulty in obtaining directors' and officers' liability insurance, the substantial cost of such insurance and the limitations in the coverage of such insurance;

     WHEREAS, the Company and Indemnitee further recognize the substantial level of corporate litigation in general, subjecting officers, directors and key employees to expensive litigation risks while the availability and coverage of liability insurance is severely limited;

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers, directors and key employees of the Company and to indemnify its officers, directors and key employees so as to provide them with the maximum protection permitted by law.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company and Indemnitee hereby agree as follows:

     l.   INDEMNIFICATION.

          (a) THIRD PARTY PROCEEDINGS. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative, (other than an action by or in the right of the Company) by reason of the fact that Indemnitee or a person of whom Indemnitee is the legal representative is or was a director, officer, employee, or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of the Indemnitee while an officer, director, or key employee, or by reason of the fact that Indemnitee is or was serving at the request of the Company as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by law, against all expenses, liability and loss (including attorney fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by Indemnitee in connection with the action, suit or proceeding.

The indemnification above provided shall include, but not be limited to, reimbursement of all fees, including amounts paid in settlement and attorneys' fees actually and reasonably incurred, in connection with the defense or settlement of any action or suit if


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

Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and that with respect to any criminal action or proceeding, he or she had no reasonable cause to believe that Indemnitee's conduct was unlawful.

          (b) PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to or is involved in any action, suit, or proceeding by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee or a person of whom indemnitee is the legal representative is or was a director, officer, employee or agent of the Company or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by law, against all expenses, liability and loss (including attorneys fees, judgments, fines and amounts paid in settlement) in each case, to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action, suit, or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its shareholders, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom to be liable to the Company or for amounts paid in settlement to the Company in the performance of Indemnitee's duty to the Company and its shareholders unless and only to the extent that the court in which such action, suit or proceeding is or was pending shall determine upon application that, in view of all of the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court deems and then only to the extent that the court shall determine.

     2.   EXPENSES; INDEMNIFICATION PROCEDURE.

          (a) ADVANCEMENT OF EXPENSES. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding referenced in Section 1(a) or (b) hereof (but not amounts actually paid in settlement of any such action or proceeding) and to the extent consistent with the Restated Articles of Incorporation and Bylaws of the Company. Indemnitee hereby undertakes to repay such amounts advanced if, and to the extent that, it shall ultimately be determined by a court of competent jurisdiction that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the

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Company.

          (b) NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the President/Chief Executive Officer of the Company, with a copy to the Company's general counsel, at the addresses shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three business days after the date postmarked if sent by domestic, certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by said parties. In addition, Indemnitee shall give the company such information and cooperation as it may reasonably require as shall be within Indemnitee's power.

          (c) PROCEDURE. Any indemnification provided for in Section 1 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute or under any provision of the Company's Restated Articles of Incorporation or Bylaws providing for indemnification is not paid in full by the Company within forty-five (45) days after a written request for payment therefor has first been received by the company, then Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 14 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law or this Agreement for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 3(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of its Board of Directors, its independent legal counsel or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by the applicable law or this Agreement, nor an actual determination by the Company (its Board of Directors, any committee or subgroup, its Board of Directors, its independent legal counsel or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

          (d) NOTICE TO INSURERS. If, at the time of the receipt of a notice of a claim pursuant to section 3(b) hereof, the Company has director and officer liability insurance in effect, then the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter


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

take all necessary or appropriate action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

          (e)  SELECTION OF COUNSEL.  If the Company shall be obligated under
Section 3(a) hereof to pay the expenses of any proceeding against Indemnitee, then the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided, that (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such proceeding at Indemnitee's expense; and
(ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     3.   ADDITIONAL INDEMNIFICATION OF RIGHTS; NONEXCLUSIVITY.

          (a) SCOPE. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Restated Articles of Incorporation, the Company's Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a Nevada corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights and Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Nevada corporation to indemnify a member of its Board of Directors or an officer, such statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties, rights and obligations hereunder.

          (b) NONEXCLUSIVITY. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Restated Articles of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested directors, the Private Corporation Law of the State of Nevada or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to the Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity at the time of any action or other covered proceeding.

     4. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments,


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

fines, penalties actually or reasonably incurred by Indemnitee on investigation, defense, appeal or settlement of any civil or criminal action or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

     5. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     6. DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

     7. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement shall not have been so invalidated and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

     8. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (a) EXCLUDED ACTS. To indemnify Indemnitee for any acts or omissions or transactions from which a director or officer may not be relieved of liability under the Nevada General Corporation Law;


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

          (b) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 78.751 of the Nevada General Corporation Law or the Restated Articles of Incorporation or Bylaws of the Company, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit;

          (c) LACK OF GOOD FAITH. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceedings instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

          (d) INSURED CLAIMS. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of director and officer liability insurance maintained by the Company; or

          (e) CLAIMS UNDER SECTION 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

      9. EFFECTIVENESS OF AGREEMENT. To the extent that the indemnification permitted under the terms of certain provisions of this Agreement exceeds the scope of the indemnification provided for in the Nevada General Corporation Law, such provisions shall not be effective unless and until the Company's Restated Articles of Incorporation or Bylaws authorize such additional rights of indemnification. In all other respects, the balance of this Agreement shall be effective as of the date set forth on the first page and may apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee or other agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise at the time such act or omission occurred.

     10.  CONSTRUCTION OF CERTAIN PHRASES.

          (a) For purposes of this Agreement, references to "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee, or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, then Indemnitee shall


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

stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company": shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or its beneficiaries.

     11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which shall constitute one and the same agreement.

     12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all or substantially all, or a substantial part of the business or assets of the Company, by written agreement in the form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, or agent of the Company or of any other enterprise at the Company's request.

     13. ATTORNEYS FEES. In the event that any action is instituted by the Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action, the court determines that each of Indemnitee's material defenses to such action were not made in


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good faith or were frivolous.

     14. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     15. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction and venue of the courts of the County of Douglas, State of Nevada for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement.

     16. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Nevada.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above-written.

                              HARVEYS CASINO RESORTS
                              Post Office Box 128
                              Stateline, Nevada 89449


                              By:________________________________
                                 ________________________________
                                 Chairman of the Board

                              With a copy to:

                              RONALD D. ALLING
                              SCARPELLO & ALLING, LTD.
                              Post Office Box 3390
                              Lake Tahoe, Nevada 89449-3390

AGREED TO AND ACCEPTED:       INDEMNITEE:

                              ___________________________________

                              Address:___________________________
                              ___________________________________


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               SCHEDULE OF INDEMNITIES AS OF NOVEMBER 30, 1997



Gary D. Armentrout            William Ledbetter
Edward B. Barraco             John McLaughlin
John R. Bellotti              James J. Rafferty
John Brower                   Charles W. Scharer
Stephen L. Cavallaro          Kevin Servatius
John Hewitt                   Verne Welch
David J. Hurst                Thomas Yturbide
Louis R. Kelmanson            And past members of the
                                 Board of Directors since 11/29/93